PROSPECTUS SUPPLEMENT                                77456   10/01
dated October 19, 2001 to:

Putnam Asia Pacific Growth Fund (the "fund")
Prospectus dated January 30, 2001

The section entitled "FEES AND EXPENSES", on page 4 is replaced with the following:

This table summarizes the fees and expenses you may pay if you invest in the fund. Expenses are based on the fund's last fiscal year.

Shareholder Fees (fees paid directly from your investment)
-------------------------------------------------------------------------------
                                   Class A      Class B     Class C     Class M
-------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of the offering
price)                              5.75%        NONE        NONE        3.50%

Maximum Deferred Sales Charge
(Load) (as a percentage of the
original purchase price or
redemption proceeds, whichever
is lower)                           NONE*       5.00%       1.00%        NONE*

Redemption Fee**
(as a percentage of total
redemption proceeds)                1.00%       1.00%       1.00%        1.00%
-------------------------------------------------------------------------------

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
-------------------------------------------------------------------------------
                                                             Total Annual
            Management     Distribution        Other        Fund Operating
               Fees       (12b-1) Fees        Expenses         Expenses
-------------------------------------------------------------------------------
Class A       0.79%           0.25%            0.34%             1.38%
Class B       0.79%           1.00%            0.34%             2.13%
Class C       0.79%           1.00%            0.34%             2.13%
Class M       0.79%           0.75%            0.34%             1.89%

* A deferred sales charge of up to 1% on class A shares and 0.65% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge.

** The redemption fee may apply to shares purchased after March 15, 2001 that are held less than 90 days.

*******************************************************************************

Also, in the section entitled "How do I sell fund shares", the following paragraph is inserted after the first paragraph:

Effective March 15, 2001, the fund will impose a redemption fee of 1.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for less than 90 days. The redemption fee is paid directly to the fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will only apply to shares purchased after March 15, 2001. The redemption fee may not apply in certain circumstances, such as redemptions on certain omnibus accounts, including 401(k) plans, and in the event of shareholder death or disability. Please see the Statement of Additional Information for details.

*******************************************************************************

Also, in the section entitled "How do exchange fund shares?", the following paragraph replaces the third paragraph:

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the fund, the fund imposes a redemption fee of 1.00% of the total exchange amount (calculated at market value) on exchanges of shares held less than 90 days. The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange.